EXECUTION COPY

EXHIBIT 10.3

EQUIPMENT AND FURNITURE LEASE AGREEMENT

LESSOR:	David Sheerr
130 Corporate Drive
Montgomeryville, PA 18936

LESSEE			PAYMENT SCHEDULE
FULL LEGAL NAME: DATARAM CORPORATION			RENTAL TERM: Initial Term: 5 years Option Term: 2 years	NUMBER OF MONTHLY RENT PAYMENTS: Initial Term: 60 Option Term: 24	MONTHLY RENTAL PAYMENT AMOUNT: Initial Term: $7,500.00 Option Term: $7,500.00
BILLING ADDRESS: P.O. Box 7528			PURCHASE PRICE OPTION AT END OF TERM: None.
CITY: Princeton	STATE: New Jersey	ZIP: 08543
CONTACT NAME: John H. Freeman President and Chief Executive Officer	PHONE: (609) 799-0071

EQUIPMENT AND FURNITURE
EQUIPMENT AND FURNITURE LOCATION:	ADDRESS 130 Corporate Drive		CITY Montgomeryville	STATE PA	ZIP 18936

EQUIPMENT AND FURNITURE DESCRIPTION (including related items): See attached Schedule A.

LEASE

1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment and furniture described above on the terms and conditions hereof (the equipment and furniture with all replacements, upgrades, substitutions, accessions, additions, replacement parts and repairs is herein called the “Equipment and Furniture”). In the event Lessee does not unconditionally accept the Equipment and Furniture by signing Lessor's delivery and acceptance receipt (the “Delivery and Acceptance Receipt”) within ten (10) days of the date Lessor provides the Equipment and Furniture to Lessee, Lessor may cancel this Lease and any obligation to Lessee hereunder. Lessee authorizes Lessor to insert the serial numbers of the Equipment and Furniture and other omitted factual matters when determined by Lessor.

2. NO WARRANTIES BY LESSOR; CONSEQUENTIAL DAMAGES EXCLUDED.

2.1 Disclaimer of Warranties. Lessee acknowledges that: Lessor is not the manufacturer of the Equipment and Furniture nor the manufacturer's agent nor a dealer therein; the Equipment and Furniture is of a size, design, capacity, description and manufacture selected by the Lessee; Lessee is satisfied that the Equipment and Furniture is suitable and fit for its purposes; and LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT AND FURNITURE, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT AND FURNITURE OR WORKMANSHIP IN THE EQUIPMENT AND FURNITURE, LESSOR'S TITLE TO THE EQUIPMENT AND FURNITURE, NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; Lessor shall not be liable to Lessee for any loss, damage, or expense of any kind or nature caused, directly or indirectly, by the Equipment and Furniture or the use or maintenance thereof or the failure or operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. Lessor shall not be liable for any consequential damages as that term is used in Uniform Commercial Code § 2A503(c). No defect or unfitness of the Equipment and Furniture shall relieve Lessee of the obligation to pay any installment of rent or any other obligation under this Lease. Lessor shall have no obligation under this Lease in respect of the Equipment and Furniture and shall have no obligation to ship, deliver, assemble, install, erect, test, adjust or service the Equipment and Furniture. Lessor agrees, so long as there shall not have occurred or be continuing any Event of Default as defined in Section 13, or event which with lapse of time or notice, or both, might become an Event of Default hereunder, that Lessor will permit Lessee, as Lessee's sole and exclusive remedy hereunder, to enforce in Lessee's own name and at Lessee's sole expense any manufacturer's warranty or agreement in respect of the Equipment and Furniture to the extent that such warranty or agreement is assignable.

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2.2 Exclusion of Consequential Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LESSEE OR ANY THIRD PARTY, FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTION CONTEMPLATED HEREUNDER, WHETHER IN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS, OR BENEFITS OF USE OR LOSS OF BUSINESS, EVEN IF LESSOR IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES, IS INTENDED BY THE PARTIES TO BE SEVERABLE FROM ANY OTHER PROVISION AND IS A SEPARABLE AND INDEPENDENT ELEMENT OF RISK ALLOCATION AND IS INTENDED TO BE ENFORCED AS SUCH.

3. NON-CANCELABLE LEASE. THIS LEASE CANNOT BE CANCELLED BY LESSEE DURING THE TERM HEREOF. Lessee's obligations under this Lease including, without limitation, the obligation to pay rent, are absolute and unconditional and shall continue without any claim, defense, set-off, counterclaim, reduction or abatement of any kind whatsoever and regardless of any disability of Lessee to use the Equipment and Furniture or any part thereof because of any reason whatsoever.

4. TERM AND RENT. The term of this Lease shall commence as of the date the Lease is accepted by Lessor and shall continue for a period of five (5) years (the “Initial Term”). At the end of the Initial Term, Lessee shall have the sole option to extend the Lease for an additional two (2) years (the “Option Term”) upon the conditions and terms stated herein by notifying Lessee of its intention to do so in writing not less than ten (10) days prior to the expiration of the Initial Term. For the avoidance of doubt, the Equipment and Furniture shall at all times remain the property of Lessor and Lessee shall have no right or property interest therein but only the right to use same under this Lease. The rent payments shall commence on the date that Lessee unconditionally accepts the Equipment and Furniture by signing the Delivery and Acceptance Receipt (the “Rent Commencement Date”). Advance rentals shall not be refundable if the Rent Commencement Date does not occur for any reason. Any security deposit shall secure the obligations of Lessee hereunder, and, unless earlier applied, shall be refunded to Lessee, without interest, at the satisfactory expiration of the Lease. Installments of rent shall be payable monthly in advance as stated above, the first such installment being due on the Rent Commencement Date, or such later date as Lessor designates in writing, and subsequent payments shall be due on the same day of each successive month until all rent and other obligations or expenses chargeable to Lessee hereunder shall have been paid in full. All rent shall be payable to Lessor at the address provided herein or such other address as designated by Lessor in writing.

5. ASSIGNMENT BY LESSOR; WAIVER OF DEFENSES; NO ASSIGNMENT BY LESSEE. Lessor may, without notice to or consent by Lessee, assign this Lease, any rentals, or any other sums due or to become due hereunder, or transfer or grant a security interest in any of the Equipment and Furniture, and in such event Lessor's assignee or secured party shall have all of the rights, powers, privileges and remedies of Lessor hereunder. No assignee shall be bound to perform any duty, covenant, condition or warranty of Lessor. Lessee agrees not to raise any claim or defense which Lessee may have against Lessor arising out of this Lease or otherwise as a defense, counterclaim or offset to any action by assignee or secured party hereunder. Lessee agrees that after receipt by Lessee of written notice of an assignment from Lessor or from Lessor's assignee, all rent and other amounts which are then and thereafter due under this Lease shall be paid to such assignee at the place of payment designated in such notice. Lessee shall not assign this Lease or any interest hereunder or in the Equipment and Furniture nor enter into any sublease with respect to any of the Equipment and Furniture without Lessor's prior written consent. Any purported assignment or sublease by Lessee without the prior written consent of Lessor shall be void.

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6. TITLE; QUIET ENJOYMENT. Title to the Equipment and Furniture shall at all times be vested in Lessor. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee authorizes Lessor, at Lessee's expense, to cause this Lease, or any statement or other instrument in respect of this Lease showing the interest of Lessor in the Equipment and Furniture, including Uniform Commercial Code financing statements, to be filed or recorded, and appoints Lessor as Lessee's attorney-in-fact with the right and power to sign Lessee's name thereto. Lessee agrees to execute or procure for Lessor such estoppel certificates, landlord's or mortgagee's waivers or other documents as Lessor may request to confirm or perfect Lessor's right in the Equipment and Furniture or to otherwise effectuate the intents of this Lease. Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, keep the Equipment and Furniture free from legal process or encumbrance, give Lessor immediate notice thereof and shall indemnify Lessor from any loss caused thereby. So long as Lessee is not in default hereunder, Lessee shall quietly use and enjoy the Equipment and Furniture, subject to the terms hereof. Lessee agrees to pay Lessor a fee for lease documentation and processing and for any governmental filings.

7. CARE, USE AND LOCATION. Lessee shall maintain the Equipment and Furniture in good operating condition, repair and appearance, and protect it from deterioration other than normal wear and tear; use the Equipment and Furniture in the regular course of its business, within its normal operating capacity, without abuse; comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment and Furniture; use the Equipment and Furniture solely for business purposes; not make any modification, alteration or addition to the Equipment and Furniture without the written consent of Lessor, which shall not be unreasonably withheld; not affix the Equipment and Furniture (which shall remain personal property at all times regardless of how attached or installed) to realty so as to change its nature to real property or a fixture; and keep the Equipment and Furniture at the location shown herein, and not remove the Equipment and Furniture without the written consent of Lessor, which shall not be unreasonably withheld. Lessee, at its sole expense, shall enter into and maintain in force, for the term of this Lease and any schedule thereto, any maintenance contracts required by the manufacturer of the Equipment and Furniture, and shall provide to Lessor a copy of such contract and all supplements thereto. If Lessee enters into such maintenance contract with a party other than the manufacturer of the Equipment and Furniture, Lessee shall, at its sole expense, and no later than thirty (30) days prior to returning the Equipment and Furniture to Lessor, have the manufacturer recertify the Equipment and Furniture, as applicable, at the expiration of this Lease or any renewals or extensions thereof. The term of this Lease shall continue upon the same terms and conditions until such recertification has been obtained.

8. TAXES. Lessee intends the rent payments hereunder to be net to Lessor, and Lessee agrees to pay all sales, use, excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties, property tax processing fees, and similar charges imposed on the ownership, possession or use of the Equipment and Furniture during the term of this Lease, and all taxes imposed on Lessor or Lessee (except Lessor's federal or state net income taxes) with respect to the rent payments hereunder or the Equipment and Furniture, and shall reimburse Lessor upon demand for any such amounts paid or advanced by Lessor. Unless otherwise directed, in writing, by Lessee, Lessor shall file all personal property tax returns with respect to the Equipment and Furniture, and pay all taxes due thereon.

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9. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorneys' fees) arising out of or in any manner connected with the manufacture, purchase, financing, ownership, delivery, rejection, non-delivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Equipment and Furniture or with this Lease, including, without limitation, (a) claims for injury to or death of persons and for damage to property, (b) claims relating to patent, copyright, or trademark infringement, and (c) claims relating to latent or other defects in the Equipment and Furniture whether or not discoverable by Lessor. Lessee agrees to give Lessor prompt notice of any such claim or liability.

10. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment and Furniture from any cause. The occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at Lessor's option, shall: (a) place the damaged Equipment and Furniture in good repair, condition and working order, or (b) replace lost or damaged Equipment and Furniture with new equipment and furniture of the same type and model and deliver to Lessor documentation vesting clear title thereto in Lessor.

11. INSURANCE. Lessee shall, at Lessee's sole cost and expense, keep the Equipment and Furniture insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement cost thereof. Lessee shall also obtain and maintain in effect throughout the term, public liability insurance, covering both personal injury and property damage arising out of or in connection with the use or operation of the Equipment and Furniture. All insurance shall be in such form and for such amounts, and issued by such companies, as shall be acceptable to Lessor and shall name Lessor and Lessor's assignee or secured party as loss payees with respect to the casualty coverage and as additional insured with respect to the public liability coverage and shall provide that the insurance company will give Lessor and Lessor's assignee at least thirty (30) days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall, upon Lessor's request, deliver to Lessor satisfactory evidence of the required insurance coverage. Insurance proceeds as a result of loss or damage to any of the Equipment and Furniture shall be applied to satisfy Lessee's obligation set forth in Section 10 hereof. Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make a claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

12. FINANCIAL STATEMENTS. If requested by Lessor, Lessee agrees to deliver to Lessor annual and interim financial statements.

13. DEFAULT. Each of the following events is an “Event of Default”: (a) Lessee's failure to pay, when due, any rent or any other payment hereunder; or (b) Lessee's failure to perform any of the other terms, covenants or conditions of this Lease and such failure shall continue for thirty (30) days after written notice; or (c) without Lessor's consent, Lessee attempts to remove, sell, transfer, encumber, part with possession, or sublet any item of Equipment and Furniture; or (d) any representation, whether contained herein or in any guaranty, application, financial statement or other document delivered to Lessee in connection with this Lease, shall be untrue in any material respect; or (e) Lessee becomes insolvent, makes a general assignment for the benefit of creditors or enters into a composition agreement with its creditors; or (f) a receiver, trustee, conservator or liquidator of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; or (g) a petition is filed by or against Lessee under the Bankruptcy Code or under any other insolvency law or laws providing for the relief of debtors.

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14. REMEDIES.

14.1 If an Event of Default occurs, Lessor may, with or without cancelling this Lease, exercise all remedies available to Lessor under applicable law and without limiting the foregoing, (a) recover from Lessee all rent and other payments which are due and unpaid; (b) at any time, declare immediately due and payable the aggregate of all rent and other payments which are payable under the Lease; and (c) require Lessee to assemble the Equipment and Furniture at the expiration of the term of this Lease; and (d) require Lessee to assemble the Equipment and Furniture and make it available to Lessor at a place to be designated by Lessor or without notice of any kind to Lessee, and to the fullest extent permitted by law, enter into the premises where the Equipment and Furniture is located and take possession of, and remove, the Equipment and Furniture, without liability to Lessee arising out of such entry, taking possession or removal. Lessor may, at its option, store, use, lease, sell or otherwise dispose of the removed Equipment and Furniture but is not required to dispose of the Equipment and Furniture.

14.2 If Lessee fails to comply with any provision of this Lease, Lessor shall have the right, but not the obligation, to effect compliance on behalf of Lessee upon thirty (30) days prior written notice to Lessee. In such event all monies expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next monthly payment.

14.3 Lessee shall also be liable for and shall pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcement of any Lessor's remedies, (b) Lessor's reasonable attorney's fees and expenses, and (c) interest on all sums due Lessor from the date when the sums become due until paid, at the rate of one percent (1.0%) per month but only to the extent permitted by law.

14.4 When any payment is not made by Lessee when due, Lessee agrees to pay to Lessor, not later than one month thereafter, in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies herein provided, an amount calculated at the rate of five cents ($0.05) per one dollar ($1.00) of each such delayed payment, as an administrative fee to offset Lessor's collection costs, or the maximum rate permitted by law, whichever is less.

14.5 All remedies of Lessor are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently. The exercise of any one remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. In no event shall Lessor's recovery exceed the maximum recovery permitted by law.

14.6 If this Lease is deemed at any time to be one intended as security, Lessee hereby grants Lessor a security interest in the Equipment and Furniture and agrees that the Equipment and Furniture shall secure, in addition to the indebtedness set forth herein, indebtedness at any time owing by Lessee to Lessor.

15. FURTHER ASSURANCES. Lessee will cooperate with Lessor for the purpose of protecting the interest of Lessor in the Equipment and Furniture, this Lease and the sums due under this Lease, including, without limitation, the execution of all Uniform Commercial Code financing statements requested by Lessor. Lessee hereby appoints Lessor and/or its assignee and any officers, employees, or agents designated by Lessor or its assignee as Lessee's attorney, coupled with an interest, to sign and file, on behalf of Lessee (without the signature of Lessee), one or more Uniform Commercial Code financing statements, precautionary or otherwise, as appropriate, disclosing Lessor's or its assignee's interest in the Equipment and Furniture, this Lease and the sums due under this Lease.

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16. REDELIVERY OF EQUIPMENT AND FURNITURE. Upon the expiration or earlier termination of this Lease, Lessee shall return the Equipment and Furniture, freight prepaid, to Lessor in good repair, condition and working order, in a manner and to a location designated by Lessor. If upon such expiration or termination, Lessee does not immediately return the Equipment and Furniture to Lessor, the Equipment and Furniture shall continue to be held and leased hereunder, and this Lease shall thereupon be extended from month to month at the same monthly rent, subject to the right of either Lessee or Lessor to terminate the Lease upon thirty (30) days' written notice, whereupon Lessee shall forthwith deliver the Equipment and Furniture to Lessor as provided in this paragraph. This Lease shall remain effective on a month-to-month basis on the same terms and conditions and the rent shall be due and payable until the Equipment and Furniture is returned to Lessor.

17. ENTIRE AGREEMENT; CHANGES. This Lease and any schedules contain the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except in a writing signed by Lessor and Lessee.

18. NOTICE. All notices under this Lease shall be sufficient if given personally or mailed to the party intended at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail duly addressed, postage prepaid.

19. BINDING EFFECT. This Lease shall inure to the benefit of, and be binding upon, the parties and their respective personal representatives, successors and assigns. Lessor and Lessee intend this Lease to be a valid and subsisting legal instrument, and agree that no provision of this Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of this Lease, all of which shall remain in full force and effect.

20. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. LESSEE AGREES TO SUBMIT TO THE JURISDICTION OF THE STATE AND/OR FEDERAL COURTS IN THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION COMMENCED HEREUNDER. LESSEE AGREES THAT SERVICE OF PROCESS IN ANY ACTION SHALL BE SUFFICIENT IF MADE BY FIRST-CLASS CERTIFIED MAIL, RETURN-RECEIPT REQUESTED TO THE ADDRESS OF LESSEE SET FORTH IN THIS LEASE. LESSEE HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS LEASE OR THE CONDUCT OF THE RELATIONSHIP BETWEEN LESSOR AND LESSEE.

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IN WITNESS WHEREOF, Lessor and Lessee have executed this Agreement as of the 31st day of October, 2013.

LESSOR:

DAVID SHEERR

____________________________

LESSEE:

DATARAM CORPORATION

By: _________________________

Name: John H. Freeman

Title: President and Chief Executive Officer

[Signature page to Equipment and Furniture Lease Agreement]

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